                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2003
                                                         -----------------

                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

New York                              0-21324                 06-1344888
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events and Regulation FD Disclosure.
            -----------------------------------------

            On November 14, 2003, NYFIX, Inc. (the "Company") announced that its shareholders  have voted to approve a proposal  that will  change the  Company's state of  incorporation  from New York to Delaware.  The text of a press release issued by the Company is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

(c)         Exhibits

            Exhibit No.    Exhibits
            -----------    --------

            99.1           Press release of NYFIX, Inc. dated November 14, 2003.

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                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NYFIX, INC.

                                   By: /s/ Brian Bellardo
                                       ----------------------
                                       Brian Bellardo
                                       Secretary

November 17, 2003

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